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                                                                      Exhibit 23






                  Consent of Independent Public Accountants




As independent public accountants, we hereby consent to the incorporation of our reports dated January 22, 1999 included in this Form 10-K into the Company's previously filed Registration Statements File No. 33-70506, No.
33-89872 and No. 333-11351 on Form S-8.

                                                ARTHUR ANDERSEN LLP



Portland, Oregon
March 26, 1999